Exhibit 10.62

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 7, 2016 (this “Amendment”) is entered into by Laureate Education, Inc., a Delaware public benefit corporation (the “Parent Borrower”), Iniciativas Culturales de España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower”, together with the Parent Borrower, the “Borrowers”), Citibank, N.A. as successor Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), the other parties hereto and certain financial institutions listed on the signature pages hereto.

RECITALS

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of June 16, 2011, by and among the Parent Borrower, the Foreign Subsidiary Borrower, the lending institutions party thereto from time to time and Citibank, N.A., as successor Administrative Agent and Collateral Agent (as it has been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers; and

WHEREAS, the Borrowers, the Administrative Agent and the Lenders party hereto desire to (a) extend the maturity date of the Series 2016 Revolving Credit Loans, (b) amend the applicable margin relating to the Series 2016 Revolving Credit Loans, (c) designate U.S. Letter of Credit Issuers and Spanish Letter of Credit Issuers and (d) otherwise amend the Credit Agreement as set forth herein, subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 3 and Section 4 hereof.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to the Credit Agreement. On the Sixth Amendment Effective Date (as defined below), the following amendments are made to the Credit Agreement:

(a)  The definition of “Alternative Currency” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Alternative Currency” shall mean (a) Euro, (b) Sterling and (c) any other currency that is freely transferable and convertible into Dollars in the London interbank eurodollar market and for which LIBO Rates can be determined as provided in the definition of “LIBO Rate”, and that has been requested by the applicable Borrower in a notice to the Administrative Agent and agreed upon by the Administrative Agent and all Revolving Credit Lenders in respect of

Revolving Credit Loans and each applicable Letter of Credit Issuer in respect of Letters of Credit.

(b)  The definition of “Applicable ABR Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable ABR Margin” shall mean at any date, with respect to each ABR Loan that is a (i) Series 2014 Term Loan, Series 2013 Revolving Credit Loan or a Series 2013 Swingline Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date, (ii) New Series A New Term Loan, 3.75%, (iii) New Series 2018 Extended Term Loan, 2.75%, (iv) Series 2021 Extended Term Loan, 6.50% (it being understood that commencing with the fiscal quarter ending September 30, 2016, the Applicable ABR Margin with respect to an ABR Loan that is a Series 2021 Extended Term Loan shall be increased by 0.50% for each fiscal quarter; provided that in no event shall such Applicable ABR Margin exceed 7.50%; provided further that, upon the consummation of a Qualified Equity Issuance or Qualified Public Offering or any combination thereof, such Applicable ABR Margin shall be immediately reduced to 6.50%), or (v) Series 2016 Revolving Credit Loan or a Series 2016 Swingline Loan, 2.75% (it being understood that commencing with the fiscal quarter ending September 30, 2016, the Applicable ABR Margin with respect to an ABR Loan that is a Series 2016 Revolving Credit Loan or a Series 2016 Swingline Loan shall be increased by 0.50% for each fiscal quarter; provided that in no event shall such Applicable ABR Margin exceed 3.75%; provided further that, upon the consummation of a Qualified Equity Issuance or Qualified Public Offering or any combination thereof, such Applicable ABR Margin shall be immediately reduced to 2.75%).

(c)  The definition of “Applicable LIBOR Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable LIBOR Margin” shall mean, at any date, with respect to each LIBOR Loan that is a (i) Series 2014 Term Loan or Series 2013 Revolving Credit Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date, (ii) New Series A New Term Loan, 4.75%, (iii) New Series 2018 Extended Term Loan, 3.75%, (iv) Series 2021 Extended Term Loan, 7.50% (it being understood that commencing with the fiscal quarter ending September 30, 2016, the Applicable LIBOR Margin with respect to a LIBOR Loan that is a Series 2021 Extended Term Loan shall be increased by 0.50% for each fiscal quarter; provided that in no event shall such Applicable LIBOR Margin exceed 8.50%; provided further that, upon the consummation of a Qualified Equity Issuance or a Qualified Public Offering, or any combination thereof, such Applicable LIBOR Margin shall be immediately reduced to 7.50%), or (v) Series 2016 Revolving Credit Loans, 3.75% (it being understood that commencing with the fiscal quarter ending September 30, 2016, the Applicable LIBOR Margin with respect to a LIBOR Loan that is a Series 2016 Revolving Credit Loan or a Series 2016 Swingline Loan shall be increased by 0.50% for each fiscal quarter; provided that in no event shall such Applicable LIBOR Margin exceed 4.75%; provided further that, upon the consummation of a Qualified Equity Issuance or a Qualified Public Offering, or any combination thereof, such Applicable LIBOR Margin shall be immediately reduced to 3.75%).

(d)  The definition of “Letter of Credit” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Letter of Credit” shall mean each U.S. Letter of Credit and each Spanish Letter of Credit and shall include the Existing Letters of Credit; provided that, only standby Letters of Credit shall be treated as “Letters of Credit” for purposes of the obligation of Morgan Stanley Senior Funding, Inc., the Barclays Letter of Credit Issuer or the Credit Suisse Letter of Credit Issuer to issue Letters of Credit under this Agreement.

(e)  The definition of “Letter of Credit Issuer” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Letter of Credit Issuer” shall mean a U.S. Letter of Credit Issuer or Spanish Letter of Credit Issuer. References herein and in the other Credit Documents to a Letter of Credit Issuer shall be deemed to refer to the Letter of Credit Issuer in respect of the applicable Letter of Credit or to all Letter of Credit Issuers, as the context requires.

(f)  The definition of “Series 2016 Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Series 2016 Revolving Credit Commitment” shall mean a Series 2016 U.S. Revolving Credit Commitment and/or a Series 2016 Spanish Revolving Credit Commitment; provided that, as of the Sixth Amendment Effective Date, the Series 2016 Revolving Credit Commitment shall be reduced to $325,000,000.

(g)  The definition of “Series 2016 Revolving Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Series 2016 Revolving Credit Maturity Date” shall mean June 7, 2019; provided, however, that if on the date that is 91 days prior to September 1, 2019 more than $250,000,000 of the principal amount of the Existing 2019 Notes (as defined in Exhibit C to the Fifth Amendment, as defined herein or the Sixth Amendment, as applicable) is outstanding, then the Series 2016 Revolving Credit Maturity Date shall be the date that is 91 days prior to September 1, 2019; and, further provided, that if on the date that is 91 days prior to the Series 2018 Extended Term Loan Maturity Date more than $250,000,000 of the principal amount of the New Series 2018 Extended Term Loans is outstanding, then the Series 2016 Revolving Credit Maturity Date shall be the date that is 91 days prior to the Series 2018 Extended Term Loan Maturity Date.

(h)  The definition of “Series 2016 U.S. Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Series 2016 U.S. Revolving Credit Commitment” shall mean, (a) with respect to each Lender that is a U.S. Revolving Credit Lender on the Sixth Amendment Effective Date, the amount set forth opposite such U.S. Revolving Credit Lender’s name on Schedule 1.1(c) as such U.S. Revolving Credit Lender’s “Series 2016 U.S. Revolving Credit Commitment” and (b) in the case of any Lender that becomes a U.S. Revolving Credit Lender after the Sixth Amendment Effective Date, the amount specified as such Lender’s “Series 2016 U.S. Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Series 2016 U.S. Total Revolving Credit Commitment, in each case as the same may be changed from time to time pursuant to terms hereof. The aggregate amount of the Series 2016 U.S. Revolving Credit Commitment immediately prior to the Sixth Amendment Effective Date is $250,000,000; provided that, as of the Sixth Amendment Effective Date, the Series 2016 U.S. Revolving Credit Commitment shall be reduced by $25,000,000 (with such amount to be applied ratably to reduce the Series 2016 U.S. Revolving Credit Commitment of each Series 2016 U.S. Revolving Credit Lender) to $225,000,000.

(i)  The definition of “Spanish Letter of Credit Commitment” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Spanish Letter of Credit Commitment” shall mean $45,000,000, as the same may be reduced from time to time pursuant to Section 3.1; provided, that no Barclays Letter of Credit Issuer, Credit Suisse Letter of Credit Issuer, Morgan Stanley Letter of Credit Issuer, JPM Letter of Credit Issuer, Citi Letter of Credit Issuer or BMO Letter of Credit Issuer shall have an obligation to issue a U.S. Letter of Credit or a Spanish Letter of Credit if the Stated Amount of such Letter of Credit, when added to the U.S. Letter of Credit Outstandings and the Spanish Letter of Credit Outstandings solely with respect to Letters of Credit issued by the Barclays Letter of Credit Issuer, the Credit Suisse Letter of Credit Issuer, the Morgan Stanley Letter of Credit Issuer, the JPM Letter of Credit Issuer, the Citi Letter of Credit Issuer and the BMO Letter of Credit Issuer, respectively, exceeds the amount set forth opposite such Letter of Credit Issuers’ name in the table below:

Letter of Credit Issuers	Letter of Credit Commitment
Barclays Letter of Credit Issuer	$27,250,000.00
Credit Suisse Letter of Credit Issuer	$27,250,000.00
Morgan Stanley Letter of Credit Issuer	$27,250,000.00
JPM Letter of Credit Issuer	$17,750,000.00
Citi Letter of Credit Issuer	$30,000,000.00
Bank of Montreal	$11,500,000.00

(j)  The definition of “Spanish Letter of Credit Issuer” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Spanish Letter of Credit Issuer” shall mean, collectively, (a) each of Barclays Bank PLC (the “Barclays Spanish Letter of Credit Issuer”), Credit Suisse AG, Cayman Islands Branch (the “Credit Suisse Spanish Letter of Credit Issuer”), Morgan Stanley Senior Funding, Inc. (the “Morgan Stanley Spanish Letter of Credit Issuer”), JPMorgan Chase Bank, N.A. (the “JPM Spanish Letter of Credit Issuer”), Citibank Europe Limited, Spain Branch (the “Citi Spanish Letter of Credit Issuer”) and Bank of Montreal (the “BMO Spanish Letter of Credit Issuer”), each as an issuer of any Spanish Letter of Credit, (b) any Lender or Affiliate of a Lender to be mutually agreed by the Administrative Agent and the Foreign Subsidiary Borrower, from and after the Sixth Amendment Effective Date, in such capacity, or any of its Affiliates, and (c) any replacements or successors thereof pursuant to Section 3.6.  Without limiting each Spanish Letter of Credit Issuer’s obligations to issue any Spanish Letter of Credit, subject to the terms of this Agreement, a Spanish Letter of Credit Issuer may, in its discretion, arrange for one or more Spanish Letters of Credit to be issued by Affiliates of such Spanish Letter of Credit Issuer, and in each such case the term “Spanish Letter of Credit Issuer” shall include any such Affiliate with respect to Spanish Letters of Credit issued by such Affiliate.  In the event that there is more than one Spanish Letter of Credit Issuer at any time, references herein and in the other Credit Documents to the Spanish Letter of Credit Issuer shall be deemed to refer to the Spanish Letter of Credit Issuer in respect of the applicable Spanish Letter of Credit or to all Spanish Letter of Credit Issuers, as the context requires.

(k)  The definition of “U.S. Letter of Credit Commitment” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“U.S. Letter of Credit Commitment” shall mean $120,000,000, as the same may be reduced from time to time pursuant to Section 3.1; provided, that no Barclays Letter of Credit Issuer, Credit Suisse Letter of Credit Issuer, Morgan Stanley Letter of Credit Issuer, JPM Letter of Credit Issuer, Citi Letter of Credit Issuer or BMO Letter of Credit Issuer shall have an obligation to issue a U.S. Letter of Credit or a Spanish Letter of Credit if the Stated Amount of such Letter of Credit, when added to the U.S. Letter of Credit Outstandings and the Spanish Letter of Credit Outstandings solely with respect to Letters of Credit issued by the Barclays Letter of Credit Issuer, the Credit Suisse Letter of Credit Issuer, the Morgan Stanley Letter of Credit Issuer, the JPM Letter of Credit Issuer, the Citi Letter of Credit Issuer and the BMO Letter of Credit Issuer,

respectively, exceeds the amount set forth opposite such Letter of Credit Issuers’ name in the table below:

Letter of Credit Issuers	Letter of Credit Commitment
Barclays Letter of Credit Issuer	$27,250,000.00
Credit Suisse Letter of Credit Issuer	$27,250,000.00
Morgan Stanley Letter of Credit Issuer	$27,250,000.00
JPM Letter of Credit Issuer	$17,750,000.00
Citi Letter of Credit Issuer	$30,000,000.00
Bank of Montreal	$11,500,000.00

(l)  The definition of “U.S. Letter of Credit Issuer” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“U.S. Letter of Credit Issuer” shall mean, collectively, (a) each of Barclays Bank PLC (the “Barclays U.S. Letter of Credit Issuer,” together with the Barclays Spanish Letter of Credit Issuer, the “Barclays Letter of Credit Issuer”), Credit Suisse AG, Cayman Islands Branch (the “Credit Suisse U.S. Letter of Credit Issuer,” together with the Credit Suisse Spanish Letter of Credit Issuer, the “Credit Suisse Letter of Credit Issuer”), Morgan Stanley Senior Funding, Inc. (the “Morgan Stanley U.S. Letter of Credit Issuer,” together with the Morgan Stanley Spanish Letter of Credit Issuer, the “Morgan Stanley Letter of Credit Issuer”), JPMorgan Chase Bank, N.A. (the “JPM U.S. Letter of Credit Issuer,” together with the JPM Spanish Letter of Credit Issuer, the “JPM Letter of Credit Issuer”), Citicorp North America, Inc. (the “Citi U.S. Letter of Credit Issuer,” together with the Citi Spanish Letter of Credit Issuer, the “Citi Letter of Credit Issuer”), and Bank of Montreal (the “BMO U.S. Letter of Credit Issuer,” together with the BMO Spanish Letter of Credit Issuer, the “BMO Letter of Credit Issuer”), each as an issuer of any U.S. Letter of Credit, (b) any Lender or Affiliate of a Lender to be mutually agreed by the Administrative Agent and the Parent Borrower, from and after the Sixth Amendment Effective Date, in such capacity, or any of its Affiliates and (c) any replacements or successors thereof pursuant to Section 3.6.  Without limiting each U.S. Letter of Credit Issuer’s obligations to issue any U.S. Letter of Credit, subject to the terms of this Agreement, a U.S. Letter of Credit Issuer may, in its discretion, arrange for one or more U.S. Letters of Credit to be issued by Affiliates of such U.S. Letter of Credit Issuer, and in each such case the term “U.S. Letter of Credit Issuer” shall include any such Affiliate with respect to U.S. Letters of Credit issued by such Affiliate.  In the event that there is more than one U.S. Letter of Credit Issuer at any time, references herein and in the other Credit Documents to the U.S. Letter of Credit Issuer shall be deemed to refer to the U.S. Letter of Credit Issuer in respect of the applicable U.S. Letter of Credit or to all U.S. Letter of Credit Issuers, as the context requires.

(m)  Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“Barclays Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“Barclays Spanish Letter of Credit Issuer” shall have the meaning provided in the definition of “Spanish Letter of Credit Issuer”.

“Barclays U.S. Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“BMO Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“BMO Spanish Letter of Credit Issuer” shall have the meaning provided in the definition of “Spanish Letter of Credit Issuer”.

“BMO U.S. Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“Citi Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“Citi Spanish Letter of Credit Issuer” shall have the meaning provided in the definition of “Spanish Letter of Credit Issuer”.

“Citi U.S. Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“Credit Suisse Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“Credit Suisse Spanish Letter of Credit Issuer” shall have the meaning provided in the definition of “Spanish Letter of Credit Issuer”.

“Credit Suisse U.S. Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“DOE Letter of Credit” shall mean each Letter of Credit issued to the U.S. Department of Education or other applicable department or agency of the United States of America, at the request of a Borrower, and for the direct or indirect benefit of, the Parent Borrower or any Restricted Subsidiary.

“JPM Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“JPM Spanish Letter of Credit Issuer” shall have the meaning provided in the definition of “Spanish Letter of Credit Issuer”.

“JPM U.S. Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“Morgan Stanley Letter of Credit Issuer” shall have the meaning provided in the definition of “Spanish Letter of Credit Issuer”.

“Morgan Stanley Spanish Letter of Credit Issuer” shall have the meaning provided in the definition of “Spanish Letter of Credit Issuer”.

“Morgan Stanley U.S. Letter of Credit Issuer” shall have the meaning provided in the definition of “U.S. Letter of Credit Issuer”.

“Sixth Amendment” shall mean the Sixth Amendment to Amended and Restated Credit Agreement, dated as of July 7, 2016.

“Sixth Amendment Effective Date” has the meaning provided in the Sixth Amendment.

(n)  Clause (vii) of Section 3.1(b) of the Credit Agreement is hereby amended by inserting the following immediately before the semi-colon and after the words “L/C Maturity Date”:  “(without giving effect to the springing maturity dates in the provisos of the definition of “Series 2016 Revolving Credit Maturity Date”)”.

(o)  Subclause (x) of Section 3.1(b)(x) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: “(x) either the rescission of such notice from the party or parties originally delivering such notice or a cure of the Default or Event of Default described in such notice from any Credit Party or”

(p)  Clause (xi) of Section 3.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:  “(xi) no Letter of Credit Issuer will have any obligation to issue any U.S. Letter of Credit or Spanish Letter of Credit, as the case may be, the Stated Amount of which, when added to the U.S. Letter of Credit Outstandings or the Spanish Letter of Credit Outstandings at such time of such Letter of Credit Issuer, as the case may be, would exceed the U.S. Letter of Credit Commitment or the Spanish Letter of Credit Commitment, respectively, of such Letter of Credit Issuer then in effect;”.

(q)  Section 3.2(a) of the Credit Agreement is hereby amended by deleting “two” and substituting in its place “three”.

(r)  The first sentence of Section 3.6(a) of the Credit Agreement is hereby amended by adding the following proviso immediately prior to the period at the end of the sentence:  “; provided, however, notwithstanding the foregoing, if a Letter of Credit Issuer has issued a DOE Letter of Credit, such Letter of Credit Issuer may resign as a Letter of Credit Issuer only upon at least 105 days’ prior written notice to the Administrative Agent and the applicable Borrower”.

(s)  Schedule 1.1(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the table set forth on Annex I hereto.

SECTION 2.  Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders party hereto and the Administrative Agent that, as of the date hereof:

(a)  After giving effect to this Amendment, the representations and warranties set forth in Section 8 of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, (including, without limitation, the Restatement Effective Date) in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

(b)  Each Borrower has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each other Credit Document, to which it is a party, as amended hereby. The execution and delivery of this Amendment and the performance by each Borrower of this Amendment and each other Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Borrower. The execution and delivery of this Amendment and the performance of the Credit Agreement by each Borrower do not and will not (i) require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, where the failure to obtain such registration, consent or approval or give such notice, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Borrower (other than Liens created under the Credit Documents) pursuant to, the terms of any Contractual Requirement;

(c)  This Amendment has been duly executed and delivered by each Borrower that is a party hereto and this Amendment is the legally valid and binding obligation of each such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(d)  No Default or Event of Default has occurred and is continuing; and

(e)  There has been no Material Adverse Effect since March 31, 2016.

SECTION 3.  Amendment Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent set forth in this Section 3 (the date on which such conditions are satisfied (or waived by the Administrative Agent) is referred to herein as the “Effective Date”):

(a)         the Administrative Agent (or its counsel) shall have received from (i) each Borrower, (ii) the Revolving Credit Loan Lenders that have Revolving Credit Commitments as of the date of this Amendment, (iii) if any is then appointed pursuant to the Credit Agreement, the Swingline Lender and (iv) each Letter of Credit Issuer, a duly executed and delivered counterpart of this Amendment signed by each such party (it being understood that the Required Lenders have provided the necessary consent to this Amendment pursuant to Section 1(f) of the Fifth Amendment, dated as of June 3, 2016 (the “Fifth Amendment”), among the Borrowers, the Administrative Agent and the other Lenders party hereto);

(b)         the Administrative Agent (or its counsel) shall have received the executed legal opinion letter of (i) DLA Piper LLP (US), as counsel to the Parent Borrower and (ii) GÓMEZ-ACEBO & POMBO Abogados, S. L. P. as counsel to the Foreign Subsidiary Borrower;

(c)          the Administrative Agent shall have received all amounts due and payable to the Administrative Agent and the Lead Arrangers on or prior to the Sixth Amendment Effective Date pursuant to the Credit Documents, including, to the extent invoiced prior to the date hereof, reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers hereunder or under any other Credit Document with respect to this Amendment;

(d)         the Administrative Agent (or its counsel) shall have received duly executed and delivered customary secretary’s certificates, in form and substance reasonably satisfactory to the Administrative Agent, with appropriate attachments regarding corporate records and evidence of authority, for the Parent Borrower and the Foreign Subsidiary Borrower;

(e)          the Administrative Agent (or its counsel) shall have received a duly executed and delivered solvency certificate, in form and substance reasonably satisfactory to the Administrative Agent, for the Parent Borrower and its Restricted Subsidiaries on a consolidated basis, from the chief financial officer of the Parent Borrower;

(f)           the Lead Arrangers will have received at least 2 days prior to the Effective Date all documentation and other information (to the extent such documentation and other information has been requested, and the Borrowers have been afforded, a reasonable amount of time prior to such date) required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act; and

(g)          no Default or Event of Default under any of the Credit Documents exist, as of the Effective Date.

SECTION 4.  Conditions to Credit Agreement Amendments. The effectiveness of the amendments to the Credit Agreement set forth in Section 1 shall be subject to the satisfaction of the following conditions precedent set forth in this Section 4, unless waived by the Administrative Agent (provided that the conditions set forth in clause (a) may not be waived without the consent of the Parent Borrower):

(a)         the closing of both (i) the sale of the Glion and Les Roches Hospitality Management Schools and (ii) the sale of the ownership interest in LIUF (collectively, the “Announced Sale Transactions”) shall have occurred, the Parent Borrower shall have received the net cash proceeds from both of the Announced Sale Transactions and at least one (1) Business Day (or such longer period of time as may be required to transfer such net cash proceeds to the Parent Borrower in the United States) shall have lapsed since the Parent Borrower has received such net cash proceeds;

(b)         the Administrative Agent shall have received the voluntary prepayment of the Extended Series 2021 Term Loans in the amount of $300,000,000 (the “Effective Date Prepayment”) on the Fifth Amendment Effective Date (as defined in the Fifth Amendment) without any such prepayment or portion thereof applied to the Existing Term Loans (as defined in the Fifth Amendment) that did not convert to Extended Series 2021 Term Loans (as defined in the Fifth Amendment); and

(c)          no Default or Event of Default under any of the Credit Documents exist, as of the Sixth Amendment Effective Date.

The date on which the conditions set forth in this Section 4 have been satisfied (or waived as provided above) is referred to herein as the “Sixth Amendment Effective Date”.

SECTION 5.  Effect of Amendment. Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. On and after the Sixth Amendment Effective Date, this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 6.  Actions Among Revolving Credit Lenders. On the first Business Day following the Sixth Amendment Effective Date, all outstanding Revolving Credit Loans shall be reallocated among the Revolving Credit Lenders in accordance with such Lenders’ 2016 U.S. Revolving Credit Commitment Percentage and 2016 Spanish Revolving Credit Commitment Percentages, as applicable, and the Revolving Credit Lenders shall make adjustments among themselves, and payments to each other as needed, with respect to the Revolving Credit Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation.

SECTION 7.  Consent. Each Lender that delivers an executed counterpart of this Amendment hereby consents to this Amendment. By delivery of an executed counterpart of this Amendment, the Administrative Agent and each Borrower consents to this Amendment.

SECTION 8.  Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9.  Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.  Submission to Jurisdiction; WAIVER OF JURY TRIAL. Section 14.13 of the Credit Agreement is hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 11.  Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

LAUREATE EDUCATION, INC., as Parent Borrower

By:	/s/ Robert W. Zentz
Name:	Robert W. Zentz
Title: SVP, General Counsel & Secretary

INICIATIVAS CULTURALES DE ESPAÑA S.L., as Foreign Subsidiary Borrower

By:	/s/ Robert W. Zentz
Name:	Robert W. Zentz
Title:

By:	/s/ Conrado Briceño
Name:	Conrado Briceño
Title:

[Signature Page to Sixth Amendment]

CITIBANK, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Joseph Reffin
Name:	Joseph Reffin
Title: Vice President

[Signature Page to Sixth Amendment]

Citicorp North America, Inc.,
as a Letter of Credit Issuer and Revolving Credit Lender

By:	/s/ Joseph Reffin
Name:	Joseph Reffin
Title: Vice President

[Signature Page to Sixth Amendment]

Citicorp Europe Limited, Spain Branch,
as a Letter of Credit Issuer and Revolving Credit Lender

By:	/s/ John Ahearn
Name:	John Ahearn
Title: Global Head of Trade

[Signature Page to Sixth Amendment]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Tina Ruyter
Name:	Tina Ruyter
Title: Executive Director

[Signature Page to Sixth Amendment]

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title: Vice President

[Signature Page to Sixth Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ William O’Daly
Name:	William O’Daly
Title: Authorized Signatory

By:	/s/ Kelly Heimrich
Name:	Kelly Heimrich
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ F. Michael Manfred
Name:	F. Michael Manfred
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

BANK OF MONTREAL

By:	/s/ Pam Wicker
Name:	Pam Wicker
Title: Director

[Signature Page to Sixth Amendment]

KKR CORPORATE LENDING LLC

By:	/s/ W. Cade Thompson
Name:	W. Cade Thompson
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

Credit Suisse Loan Funding LLC,
as a Revolving Credit Lender

By:	/s/ Robert Healey
Name:	Robert Healey
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

Annex I

Schedule 1.1(c)

Revolving Credit Lender	Series 2016 U.S. Revolving Credit Commitments	Series 2016 Spanish Revolving Credit Commitments
Barclays Bank PLC	$46,607,142.86	$20,714,285.71
Credit Suisse AG, Cayman Islands Branch	$32,142,857.14	$14,285,714.29
Morgan Stanley Senior Funding, Inc.	$46,607,142.86	$20,714,285.71
JPMorgan Chase Bank, N.A.	$30,535,714.29	$13,571,428.57
Bank of Montreal	$19,928,571.43	$8,857,142.86
Citicorp North America, Inc.	$16,071,428.57	$0
Citibank Europe Limited, Spain Branch	$0	$7,142,857.14
KKR Corporate Lending LLC	$10,928,571.43	$4,857,142.86
Goldman Sachs Lending Partners LLC	$7,714,285.71	$3,428,571.43
Credit Suisse Loan Funding LLC	$14,464,285.71	$6,428,571.43
Total:	$225,000,000.00	$100,000,000.00